SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549

                                       FORM 8-K

                                    CURRENT REPORT

                        Pursuant to Section 13 or 15(d) of the
                            Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 28, 2001

RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC. (as company under a Pooling and Servicing Agreement, dated as of December 1, 2001, providing for, inter alia, the issuance of Mortgage Pass-Through Certificates, Series 2001-S28)

                    Residential Funding Mortgage Securities I, Inc.
                    -----------------------------------------------
                (Exact name of registrant as specified in its charter)



          DELAWARE                      333-59998               75-2006294
          --------                      ---------               ----------
(State or Other Jurisdiction           (Commission           (I.R.S. Employer
      of Incorporation)                File Number)        Identification No.)


                           8400 Normandale Bake Blvd.
                                   Suite 250
                          Minneapolis, Minnesota 55437
                          ---------------------- -----
                        (Address of Principal (Zip Code)
                               Executive Offices)

     Registrant's telephone number, including area code, is (952) 832-7000


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Item 5.  Other Events.
         -------------
               On December 28, 2001, Residential Funding Mortgage Securities I, Inc. caused the issuance and sale of the Mortgage Pass-Through Certificates Series 2001-S28, pursuant to the Pooling and Servicing Agreement, dated as of December 1, 2001, among Residential Funding Mortgage Securities I, Inc., as company, Residential Funding Corporation, as master servicer and Bank One, National Association, as Trustee.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.
            ------------------------------------------------------------------
               (a)    Not applicable
               (b)    Not applicable
               (c)    Exhibits:
               1. Series Supplement, dated as of December 1, 2001, to the Standard Terms of Pooling and Servicing Agreement, dated as of July 1, 2001, among Residential Funding Mortgage Securities I, Inc., as company, Residential Funding Corporation, as master servicer, and Bank One, National Association, as trustee.

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                                      SIGNATURES
               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
                            RESIDENTIAL FUNDING MORTGAGE
                            SECURITIES, INC.


                            By:  s/ Randy Van Zee
                               ------------------------------
                            Name: Randy Van Zee
                            Title: Vice President


Dated: January 14, 2002


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